UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2005

TRANSWITCH CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	0-25996	06-1236189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Enterprise Drive

Shelton, Connecticut 06484

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 929-8810

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On April 1, 2005, the Audit and Finance Committee (the “Audit Committee”) of the Board of Directors of TranSwitch Corporation (the “Company”) dismissed KPMG LLP (“KPMG”) as the Company’s principal accountants. The Company’s Audit Committee has engaged UHY LLP (“UHY”) to serve as the Company’s principal accountants.

The audit reports of KPMG on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2004 and 2003 and management’s assessment of internal control over financial reporting as of December 31, 2004, and the effectiveness of internal control over financial reporting as of December 31, 2004, did not contain any adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: KPMG’s report on the consolidated financial statements of the Company as of and for the years ended December 31, 2004 and 2003 contained a separate paragraph stating that “the Company changed its method of computing depreciation during 2003.”

In connection with the audits of the two years ended December 31, 2004 and 2003, and the subsequent interim period through April 1, 2005, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in their reports on the consolidated financial statements for such fiscal years. There were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission (the “Commission”) for the fiscal years ended December 31, 2004 and 2003 and through the date of this report.

Pursuant to Item 304(a)(3) of Regulation S-K, the Company has provided KPMG with a copy of the disclosures in this Form 8-K and has asked KPMG to provide it with a letter addressed to the Commission stating whether KPMG agrees with the Company’s statements and, if not, stating the respects in which it does not agree. A copy of KPMG’s letter to the Commission is attached as Exhibit 16.1 to this Current Report on Form 8-K.

During the years ended December 31, 2004 and December 31, 2003, and the subsequent interim period through April 1, 2005, the Company did not consult with UHY regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

16.1	Letter of KPMG LLP to the Securities and Exchange Commission dated April 4, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSWITCH CORPORATION

April 6, 2005	By:	/s/ Peter J. Tallian
	Name:	Peter J. Tallian
	Title:	Senior Vice President, Chief Financial Officer and Treasurer